Contingencies	12 Months Ended
Dec. 31, 2018
Commitments and Contingencies Disclosure [Abstract]
Contingencies	Contingencies
We are a party to various legal actions and government investigations. The most significant of these are described below. It is not possible to determine the outcome of these matters, and we cannot reasonably estimate the maximum potential exposure or the range of possible loss in excess of amounts accrued for any of these matters; however, we believe that, except as noted below with respect to the Alimta® patent litigation and administrative proceedings, the resolution of all such matters will not have a material adverse effect on our consolidated financial position or liquidity, but could possibly be material to our consolidated results of operations in any one accounting period.
Litigation accruals, environmental liabilities, and the related estimated insurance recoverables are reflected on a gross basis as liabilities and assets, respectively, on our consolidated balance sheets. With respect to the product liability claims currently asserted against us, we have accrued for our estimated exposures to the extent they are both probable and reasonably estimable based on the information available to us. We accrue for certain product liability claims incurred but not filed to the extent we can formulate a reasonable estimate of their costs. We estimate these expenses based primarily on historical claims experience and data regarding product usage. Legal defense costs expected to be incurred in connection with significant product liability loss contingencies are accrued when both probable and reasonably estimable.
Alimta Patent Litigation and Administrative Proceedings
A number of generic manufacturers are seeking approvals in the U.S., Japan, and a number of countries in Europe to market generic forms of Alimta prior to the expiration of our vitamin regimen patents, alleging that those patents are invalid, not infringed, or both. We believe our Alimta vitamin regimen patents are valid and enforceable against these generic manufacturers. However, it is not possible to determine the ultimate outcome of the proceedings, and accordingly, we can provide no assurance that we will prevail. An unfavorable outcome could have a material adverse impact on our future consolidated results of operations, liquidity, and financial position. We expect that a loss of exclusivity for Alimta in one or more of the below jurisdictions would result in a rapid and severe decline in future revenue for the product in the relevant market.
U.S. Patent Litigation and Administrative Proceedings
In the U.S., more than 10 Abbreviated New Drug Applications (ANDAs) seeking approval to market generic versions of Alimta prior to the expiration of our vitamin regimen patent (expiring in 2021 plus pediatric exclusivity expiring in 2022) have been filed by a number of companies, including Teva Parenteral Medicines, Inc. (Teva) and APP Pharmaceuticals, LLC (APP) pursuant to procedures set out in the Drug Price Competition and Patent Term Restoration Act of 1984 (the Hatch-Waxman Act). We have received favorable decisions from the U.S. Court of Appeals for the Federal Circuit (affirming the U.S. District Court for the Southern District of Indiana's decisions finding our U.S. vitamin regimen patent valid and infringed) against Teva, APP, and two other defendants' proposed products, and similar favorable judgments have been entered by the U.S. District Court for the Southern District of Indiana against five other companies. The remaining ANDA applicants have agreed to a preliminary injunction or stay pending the appeal of the inter partes review (IPR) described in the following sentence. In October 2017, the U.S. Patent and Trademark Office issued written decisions in our favor following IPR of our vitamin regimen patent, finding that the generic company petitioners failed to show that the claims in our patent are unpatentable. A number of these challengers have appealed. A hearing on the appeal was held in the first quarter of 2019, and we expect a decision in the second quarter of 2019.
We also currently have pending lawsuits in the U.S. District Court for the Southern District of Indiana alleging infringement against Actavis LLC (Actavis) and Apotex Inc. in response to their applications to market alternative forms of pemetrexed (the active ingredient in Alimta) products, and we filed a similar lawsuit in the U.S. District Court for the District of Delaware against Eagle Pharmaceuticals, Inc. In June 2018, the U.S. District Court for the Southern District of Indiana ruled in our favor in two similar cases, finding Dr. Reddy's Laboratories' (Dr. Reddy) and Hospira, Inc.'s (Hospira) proposed products would infringe our patent. Dr. Reddy and Hospira have appealed those rulings. The lawsuit against Actavis has been stayed, pending a decision in Dr. Reddy’s appeal.
European Patent Litigation and Administrative Proceedings
In July 2017, the United Kingdom (U.K.) Supreme Court ruled that commercialization of certain salt forms of pemetrexed by Actavis Group ehf and other Actavis companies directly infringes our vitamin regimen patents in the U.K., Italy, France, and Spain. This litigation in the U.K. is now concluded.
Hexal AG, Stada Arzneimittel AG (Stada), and Fresenius Kabi Deutschland GmbH have each challenged the validity of our vitamin regimen patent before the German Federal Patent Court. At a hearing in July 2018, the German Federal Patent Court held that our vitamin regimen patent is invalid. We have appealed this decision. Under German law, the patent remains in force pending appeal. A number of generic competitors have received approval to market generic versions of pemetrexed in Germany. Injunctions are in place against four of these companies, but in two cases the injunctions have been temporarily suspended pending the validity appeal at the German Supreme Court. Stada has recently launched at risk in Germany and we are seeking an injunction. We are pursuing injunctions against others who have launched or are preparing to launch at risk. Whether the existing injunctions remain in effect, the suspended injunctions are reinstated pending the appeal or further injunctions are granted, or whether additional generic competitors choose to launch at risk, makes the timing of further generic entry and market erosion in Germany unpredictable.
Additional legal proceedings are ongoing in various national courts throughout Europe. We are aware that several companies have received approval to market generic versions of pemetrexed in major European markets and that additional generic competitors may choose to launch at risk (including one generic product currently on the market in France). We will continue to seek to remove any generic pemetrexed products launched at risk in European markets, including Germany, seek damages in respect of such launches, and defend our patents against validity challenges.
Japanese Administrative Proceedings
Three separate sets of demands for invalidation of our two vitamin regimen patents, involving several companies, have been filed with the Japanese Patent Office (JPO). The JPO rejected a demand for invalidation by Sawai Pharmaceutical Co., Ltd., which was affirmed on appeal in 2017. In July 2018, the JPO issued written decisions dismissing demands brought by Nipro Corporation (Nipro) for invalidation of our two Japanese vitamin regimen patents. Nipro filed an appeal, and we anticipate decisions by the Japan Intellectual Property High Court in the third quarter of 2019. We anticipate decisions by the JPO with respect to another set of demands, brought by Hospira, in the third quarter of 2019. If upheld through all challenges, these patents would provide intellectual property protection for Alimta until June 2021. Notwithstanding our patents, generic versions of Alimta received regulatory approval in Japan starting in February 2016. We do not currently anticipate that generic versions of Alimta will proceed to pricing approval.
Cymbalta® Product Liability Litigation
We were named as a defendant in a purported class-action lawsuit in the U.S. District Court for the Central District of California (now called Strafford et al. v. Eli Lilly and Company) involving Cymbalta. The plaintiffs, purporting to represent a class of all persons within the U.S. who purchased and/or paid for Cymbalta, asserted claims under the consumer protection statutes of four states, California, Massachusetts, Missouri, and New York, and sought declaratory, injunctive, and monetary relief for various alleged economic injuries arising from discontinuing treatment with Cymbalta. The district court denied the plaintiffs' motions for class certification. The district court dismissed the suits and plaintiffs appealed to the U.S. Court of Appeals for the Ninth Circuit. In November 2017, the U.S. Court of Appeals for the Ninth Circuit dismissed the suit. In July 2018, the U.S. District Court for the District of California denied plaintiffs’ motion to reopen the case. Plaintiffs’ appeal of this denial is currently pending before the U.S. Court of Appeals for the Ninth Circuit.
Brazil–Employee Litigation
Our subsidiary in Brazil, Eli Lilly do Brasil Limitada (Lilly Brasil), is named in a lawsuit brought by the Labor Attorney for the 15th Region in the Labor Court of Paulinia, State of Sao Paulo, Brazil, alleging possible harm to employees and former employees caused by exposure to heavy metals at a former Lilly Brasil manufacturing facility in Cosmopolis, Brazil, operated by the company between 1977 and 2003. In May 2014, the labor court judge ruled against Lilly Brasil, ordering it to undertake several actions of unspecified financial impact, including paying lifetime medical insurance for the employees and contractors who worked at the Cosmopolis facility more than six months during the affected years and their children born during and after this period. We appealed this decision. In July 2018, the appeals court affirmed the labor court's ruling with the total financial impact of the ruling estimated to be approximately 500.0 million Brazilian real (approximately $130.0 million as of December 31, 2018). The appeals court restricted the broad health coverage awarded by the labor court to health problems that claimants could show arose from exposure to the alleged contamination. We strongly disagree with the appeals court's decision. Lilly Brasil has taken an initial step in the appeal process by filing a Motion for Clarification; a decision on that motion is expected in the first quarter of 2019.
We are also named in approximately 30 lawsuits filed in the same labor court by individual former employees making similar claims. These lawsuits are each at various stages in the litigation process, with judgments being handed down in approximately half of the lawsuits, nearly all of which are on appeal in the labor courts.
Lilly Brasil and Elanco Quimica Ltda. have also been named in two similar lawsuits in the same labor court involving approximately 410 individual plaintiffs. As part of the disposition of Elanco, we agreed to indemnify Elanco Quimica Ltda. in this litigation. The plaintiffs’ claims in these lawsuits relate only to mental anguish attributable to the possibility of illness due to alleged exposure to heavy metals or other contaminants. In
2017, the labor court dismissed the claims brought by all but the first named plaintiff in each of the lawsuits. The plaintiffs in both lawsuits are appealing.
We believe all of these lawsuits are without merit and are defending against them vigorously.
Adocia, S.A.
We have been named as a respondent in an arbitration filed by Adocia, S.A. (Adocia), with which we entered into agreements for the co-development of an ultra-rapid insulin product. Adocia alleges that we misappropriated and misused Adocia's confidential information and intellectual property and is seeking approximately $1.30 billion in damages and other specific relief. We have asserted several counterclaims relating to fraudulent misrepresentation and are seeking approximately $188.0 million in damages. An arbitration hearing was held on Adocia’s claims and our counterclaims in December 2018, and we expect a decision in the third quarter of 2019. We believe Adocia's claims are without merit and have defended against them vigorously.
Throughout the arbitrations described above, Adocia has made statements alleging that Adocia employees should be listed as inventors on two of our patents related to our ultra-rapid insulin product currently in development. We strongly contest this allegation. While inventorship of these two patents is not at issue in the arbitrations, in October 2018 we filed a declaratory judgment action against Adocia in the U.S. District Court for the Southern District of Indiana to confirm our inventorship.
Insulin and Glucagon Pricing Litigation and Proceedings
We, along with Sanofi and Novo Nordisk, are named as defendants in a consolidated purported class action lawsuit, In re. Insulin Pricing Litigation, in the U.S. District Court of New Jersey relating to insulin pricing. Plaintiffs seek damages under various state consumer protection laws and the Federal Racketeer Influenced and Corrupt Organization Act (Federal RICO Act). In February 2019, the court dismissed without prejudice the federal RICO Act claim as well as certain state consumer protection claims. Separately, we, along with Sanofi and Novo Nordisk, are named as defendants in a purported class action lawsuit, MSP Recovery Claims, Series, LLC et al. v. Sanofi Aventis U.S. LLC et al., in the same court, seeking damages under various state consumer protection laws, common law fraud, unjust enrichment, and the federal RICO Act. Finally, the Minnesota Attorney General’s Office filed a complaint against us, Sanofi, and Novo Nordisk, State of Minnesota v. Sanofi-Aventis U.S. LLC et al., in the U.S. District Court of New Jersey, alleging unjust enrichment, and violations of various Minnesota state consumer protection laws and the Federal RICO Act. We believe these claims are without merit and are defending against them vigorously.
We have received civil investigative demands from the Offices of the Attorney General from Washington and New Mexico relating to the pricing and sale of our insulin products. We are cooperating with these investigations. The Offices of the Attorney General in Mississippi, Washington D.C., California, Florida, Hawaii, and Nevada have requested information relating to the pricing and sale of our insulin products. We are cooperating with these requests. We received interrogatories from the California Attorney General's Office regarding our competition in the long-acting insulin market. We are cooperating with this investigation. Finally, we received a request from the House of Representatives’ Committee on Oversight and Reform; two requests from its Committee on Energy and Commerce; as well as a request from the Senate Committee on Health, Education, Labor, and Pensions, seeking certain information related to the pricing of insulin products, among other issues. We are cooperating with these investigations.
We, along with Novo Nordisk and various pharmacy benefit managers, are named as defendants in a lawsuit seeking class action status in the U.S. District Court of New Jersey relating to glucagon pricing. The plaintiffs are seeking damages under various state consumer protection laws, the Federal RICO Act, the Sherman Act, and other state and federal laws. We believe this lawsuit is without merit and are defending against it vigorously.
Product Liability Insurance
Because of the nature of pharmaceutical products, it is possible that we could become subject to large numbers of additional product liability and related claims in the future. Due to a very restrictive market for product liability insurance, we are self-insured for product liability losses for all our currently marketed products.